UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund:	BlackRock EuroFund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2024

Date of reporting period: 12/31/2023

Item 1 – Reports to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI All Country World Index, with the exception of the Investor C Shares which underperformed.

What factors influenced performance?

The market environment during the reporting period was volatile with gains primarily seen in November and December 2023. July 2023 saw the prevailing soft landing and artificial intelligence (“AI”) narratives drive equities to new highs. However, markets pulled back August through October 2023 as concerns over higher-for-longer interest rates became the dominant theme, with bond yields rising on hawkish central bank rhetoric around inflation. Entering November 2023, investor sentiment became ebullient spurred by belief that policy makers had successfully brought inflation under control while avoiding a material increase in unemployment and economic contraction. Investors focused on “peak interest rate” and “soft landing” narratives, looking past risks including global tensions rising due to conflict in the Middle East. Results diverged globally, as U.S. stock gains were concentrated around mega-cap technology companies while international equities enjoyed broader gains which supported performance across value styles in Europe and Japan.

The Fund’s outperformance was driven by fundamental measures. Traditional valuation measures evaluating research expenditures, cash flow efficiency, and other financial statement metrics benefited from the move higher in rates that broadly rewarded value styles. Other defensive quality measures also performed well amid market volatility. Insights designed to evaluate company financing ability and equity dilution contributed to gains given a market focus on company financial health.

Macro thematic insights also contributed, as insights evaluating inventory trends helped to correctly position the portfolio. Other macro thematic insights evaluating inflation data drove a preference for technology names which benefited from enthusiasm around AI, reflected in a successful overweight to software companies.

Performance from sentiment measures was mixed but ultimately positive in aggregate. Insights evaluating informed investor positioning as well as text-based measures designed to capture management sentiment from conference calls both performed well as they continued to align with a soft landing narrative. Additionally, capturing consumer trends via alternative data proved additive across luxury goods stocks as sentiment around various brands diverged. Insights designed to evaluate consumer foot traffic, spending, and brand preference trends all outperformed.

Despite broad outperformance from stock selection, select measures struggled for traction as market leadership and sentiment shifted between the third and fourth quarter of 2023. As investors flipped from a higher-for-longer interest rate outlook to a peak-rate scenario rewarding growth the portfolio’s country positioning was challenged. In particular, an overweight to onshore China names proved detrimental as the country’s economic growth remained sluggish given limited concrete government measures to ease conditions.

Additionally, while fundamental insights contributed in aggregate, select nontraditional quality measures struggled. In this vein, insights evaluating employee sentiment, “green” patent issuance, and environmental efficiency experienced headwinds from the prevailing market style preference.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund developed new insights to identify firms that are leading the market in development, deployment, and monetization of AI capabilities. This included capturing hiring trends for skills associated with AI as well as executive comments highlighting AI capabilities. Additionally, the Fund developed a new insight capturing trends around GLP-1 weight loss drugs to better understand the impact on firms across sectors.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to sector allocation was essentially neutral. The Fund had slightly overweight allocations to the healthcare and industrials sectors and slight underweights to utilities and consumer discretionary. In country terms, the Fund was slightly overweight in the United States and slightly underweight in Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Advantage Global Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	7.60%	22.73%	N/A	11.67%	N/A	6.96%	N/A

Investor A	7.45	22.42	15.99%	11.38	10.18%	6.65	6.08%

Investor C	7.04	21.47	20.47	10.55	10.55	5.99	5.99

Class K	7.58	22.76	N/A	11.72	N/A	6.99	N/A

Class R	7.33	22.09	N/A	11.11	N/A	6.34	N/A

MSCI ACWI(c)	7.26	22.20	N/A	11.72	N/A	7.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,076.00	$3.71		$1,000.00	$1,021.57	$3.61		0.71%
Investor A	1,000.00	1,074.50	5.01		1,000.00	1,020.31	4.88		0.96
Investor C	1,000.00	1,070.40	8.90		1,000.00	1,016.54	8.67		1.71
Class K	1,000.00	1,075.80	3.44		1,000.00	1,021.82	3.35		0.66
Class R	1,000.00	1,073.30	6.31		1,000.00	1,019.05	6.14		1.21

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	4.6%

Apple, Inc.	4.6

Amazon.com, Inc.	2.8

NVIDIA Corp.	2.5

Nestle SA, Registered Shares	1.5

Mastercard, Inc., Class A	1.5

Block, Inc., Class A	1.2

Bank of America Corp.	1.2

Siemens AG, Registered Shares	1.2

Johnson & Johnson	1.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	61.3%

Japan	6.9

China	4.4

Switzerland	4.4

Germany	3.6

Taiwan	3.0

Brazil	2.0

United Kingdom	1.6

France	1.5

Canada	1.5

Spain	1.2

Italy	1.2

South Korea	1.1

Ireland	1.1

Other#	5.1

Other Assets Less Liabilities	0.1

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI EMU Index.

What factors influenced performance?

Although the Fund produced a positive absolute return in the reporting period, it lagged the benchmark due to an adverse impact from individual stock selection.

LVMH Moët Hennessy Louis Vuitton SE (“LVMH”), which came under pressure from concerns about potential demand weakness in China and Europe, was the single largest detractor in the second half of 2023. The plane engine maker MTU Aero Engines AG (“MTU”) also weighed on the Fund’s results. The stock lost ground on news that the need to address a production issue will lead to increased costs. The Danish transport and logistics company DSV A/S (“DSV”) was an additional detractor of note. The company experienced a management change and entered into a joint venture that concerned investors. The payment platform provider Adyen NV (“Adyen”), which missed earnings expectations due in part to rising competition in North America, was a further detractor. The Fund maintained its holdings in LVMH, MTU, and DSV, but it sold its position in Adyen.

Positioning in the information technology sector was the largest contributor to relative performance in the second half of 2023. Holdings in the semiconductor stocks BE Semiconductor Industries NV, ASM International NV and Aixtron SE all rallied behind strong end-market demand and a broader rally in risk assets. Outside of technology, the specialty chemical producer IMCD Group NV outperformed as rising demand led to growing sales volumes. The U.K.-based analytics company Relx PLC also gained ground on the strength of accelerating organic growth. UniCredit SpA was an additional contributor. The Italian bank reported results that exceeded expectations and it announced an expansion of its share-buyback program. Holdings in the housing and construction sector also performed well, with Schneider Electric SE and Siemens AG among the top performers.

Describe recent portfolio activity.

The investment adviser added to positions in companies it viewed as having more resilient businesses, including L’Oréal SA, Schneider Electric SE and Relx PLC. It also established a new holding in the German personal-care products company Beiersdorf AG. In the investment adviser’s view, Beiersdorf AG’s category positioning—led by Nivea and a number of higher-end skincare brands—provided an opportunity for profit-margin expansion and defensive, above-average earnings growth. In addition, the investment adviser added to its position in the luxury brand Hermes International SA to capitalize on price weakness. The investment adviser funded these moves, in part, through the sale of the flavors and fragrances producer Symrise AG.

In financials, the investment adviser initiated an investment in Munich Re AG based on positive pricing trends in the reinsurance market, as well as the more supportive interest-rate outlook. On the other hand, it sold its position in the French car leasing firm ALD SA after the company lowered its guidance due to higher costs.

The investment adviser added to the Fund’s weightings in certain value-oriented stocks, including the automaker Stellantis NV, believing the company features a strong set of brands, robust cost management, and favorable geographic exposure, together with a healthy balance sheet and an attractive valuation. The Spain-based bank Banco Bilbao Vizcaya Argentaria SA, which benefitted from improved capital discipline, rising net interest income, and strength in its Mexico business, was another addition of note. The investment adviser also built a small position in the beverage company Davide Campari-Milano NV, which saw strong brand growth and declining input costs. On the other hand, it eliminated Heineken NV from the portfolio.

Describe portfolio positioning at period end.

The Fund was overweight in industrials and information technology. It was underweight in utilities, communication services, financials, materials, healthcare, energy, consumer staples, consumer discretionary, and real estate

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock EuroFund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.17%	20.69%	N/A	10.41%	N/A	3.03%	N/A

Investor A	1.99	20.29	13.98%	10.17	8.99%	2.81	2.26%

Investor C	1.68	19.51	18.51	9.35	9.35	2.16	2.16

Class K	2.20	20.77	N/A	10.54	N/A	3.10	N/A

Class R	1.89	20.01	N/A	9.73	N/A	2.35	N/A

MSCI EMU Index(c)	4.32	22.94	N/A	8.79	N/A	4.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund has no limits on the geographic asset distribution of its investments within Europe. However, the Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018 are the returns of the Fund when it followed different investment strategies.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries in the European Economic and Monetary Union.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,021.70	$5.67		$1,000.00	$1,019.53	$5.67		1.12%
Investor A	1,000.00	1,019.90	6.94		1,000.00	1,018.27	6.93		1.37
Investor C	1,000.00	1,016.80	10.71		1,000.00	1,014.52	10.69		2.11
Class K	1,000.00	1,022.00	5.42		1,000.00	1,019.77	5.42		1.07
Class R	1,000.00	1,018.90	8.19		1,000.00	1,017.02	8.19		1.61

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

ASML Holding NV	7.2%

LVMH Moet Hennessy Louis Vuitton SE	6.1

Schneider Electric SE	5.4

Siemens AG, Registered Shares	4.6

SAP SE	4.3

Hermes International SCA	3.7

UniCredit SpA	3.3

Vinci SA	3.2

BNP Paribas SA	3.1

Linde PLC	3.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

France	36.7%

Germany	21.4

Netherlands	17.0

Italy	8.0

United States	3.5

Spain	3.3

United Kingdom	2.7

Switzerland	2.0

Denmark	1.7

Ireland	1.5

Belgium	1.1

Finland	1.1

Sweden	0.6

Liabilities in Excess of Other Assets	(0.6)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Schedule of Investments (unaudited) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.8%
AGL Energy Ltd.	696	$4,499
Aristocrat Leisure Ltd.	14,762	410,140
BHP Group Ltd., Class DI	37,512	1,281,583
CSL Ltd.	1,637	319,132
Glencore PLC	164,640	989,658
Lendlease Corp. Ltd.	3,042	15,485

		3,020,497

Austria — 0.1%
BAWAG Group AG (a)	5,072	268,416
Erste Group Bank AG	383	15,513

		283,929

Belgium — 0.0%
Syensqo SA (b)	2,062	214,568

Brazil — 1.5%
Ambev SA	202,232	568,355
B3 SA - Brasil Bolsa Balcao	9,077	27,158
Banco BTG Pactual SA	4,435	34,303
Cia Brasileira de Aluminio	76,829	80,745
Cia Brasileira de Distribuicao (b)	47,827	40,860
Cia Siderurgica Nacional SA	23,257	92,814
Cielo SA	58,803	56,673
Cogna Educacao SA (b)	804,259	576,718
CPFL Energia SA	12,233	97,009
CVC Brasil Operadora e Agencia de Viagens SA (b)	127,573	91,790
Cyrela Brazil Realty SA Empreendimentos e Participacoes	7,782	38,379
Grupo Casas Bahia SA	224,628	526,014
Klabin SA	18,777	85,892
Magazine Luiza SA (b)	662,507	294,550
Marfrig Global Foods SA	278,041	550,186
Minerva SA/Brazil	26,680	41,012
Natura & Co. Holding SA (b)	10,475	35,917
NU Holdings Ltd./Cayman Islands, Class A (b)	15,180	126,449
Pet Center Comercio e Participacoes SA	70,735	57,518
StoneCo Ltd., Class A (b)	21,482	387,320
Vale SA	40,668	644,128
XP, Inc., Class A	51,959	1,354,571

		5,808,361

Canada — 1.5%
Alamos Gold, Inc., Class A	1,211	16,286
Algonquin Power & Utilities Corp.	17,091	107,830
Bank of Nova Scotia	1,580	76,910
Barrick Gold Corp.	43,434	784,733
Brookfield Infrastructure Corp., Class A	1,016	35,839
BRP, Inc.	770	55,101
Canadian Imperial Bank of Commerce	13,175	634,365
Dollarama, Inc.	533	38,411
Emera, Inc.	401	15,222
Enbridge, Inc.	18,436	663,671
FirstService Corp.	1,184	191,801
Kinross Gold Corp.	5,538	33,519
Lululemon Athletica, Inc. (b)	4,936	2,523,727
Manulife Financial Corp.	10,896	240,772
Shopify, Inc., Class A (b)	2,586	201,330
Tricon Residential, Inc.	2,099	19,104

		5,638,621

China — 4.4%
3peak, Inc., Class A	683	14,028

Security	Shares	Value

China (continued)
3SBio, Inc. (a)	26,000	$25,072
Alibaba Group Holding Ltd.	99,000	953,621
Aluminum Corp. of China Ltd., Class H	36,000	17,998
ANTA Sports Products Ltd.	24,600	239,095
Baidu, Inc., Class A (b)	44,230	658,404
BeiGene Ltd. (b)	900	12,549
Bilibili, Inc., Class Z (b)	8,040	97,645
BOC Hong Kong Holdings Ltd.	116,500	316,475
BOE Technology Group Co. Ltd., Class A	4,093,900	2,240,710
BYD Co. Ltd., Class A	86,476	2,403,153
BYD Co. Ltd., Class H	10,000	275,846
China Merchants Bank Co. Ltd., Class H	6,500	22,610
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	77,385	103,630
China Overseas Land & Investment Ltd.	10,500	18,525
China Railway Group Ltd., Class A	101,100	80,623
China Resources Land Ltd.	6,000	21,528
China Vanke Co. Ltd., Class A	97,900	143,868
China Vanke Co. Ltd., Class H	33,000	30,542
Dongyue Group Ltd.	17,000	12,310
Geely Automobile Holdings Ltd.	150,000	165,242
Great Wall Motor Co. Ltd., Class H	17,500	22,749
Gree Electric Appliances, Inc. of Zhuhai, Class A	112,032	506,175
Huadian Power International Corp. Ltd., Class H	100,000	44,439
Innovent Biologics, Inc. (a)(b)	5,000	27,382
JD.com, Inc., Class A	35,300	509,841
Kingdee International Software Group Co. Ltd. (b)	10,000	14,598
Kuaishou Technology (a)(b)	3,100	21,093
Lenovo Group Ltd.	180,000	251,899
Li Ning Co. Ltd.	14,000	37,571
Longfor Group Holdings Ltd. (a)	46,000	73,825
Meituan, Class B (a)(b)	57,330	601,895
NetEase, Inc.	15,810	285,237
NIO, Inc., Class A (b)	2,980	27,197
NXP Semiconductors NV	1,550	356,004
PetroChina Co. Ltd., Class A	142,500	141,145
PetroChina Co. Ltd., Class H	130,000	85,903
Ping An Insurance Group Co. of China Ltd., Class H	230,500	1,043,542
Poly Developments & Holdings Group Co. Ltd., Class A	169,450	235,603
Rongsheng Petrochemical Co. Ltd., Class A	21,100	30,652
SAIC Motor Corp. Ltd., Class A	31,900	60,571
Shandong Nanshan Aluminum Co. Ltd., Class A	34,600	14,270
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	902	36,813
Shenzhen Overseas Chinese Town Co. Ltd., Class A (b)	308,400	134,762
Shenzhen SC New Energy Technology Corp., Class A	3,617	37,562
Silergy Corp.	9,000	146,078
Sinotruk Hong Kong Ltd.	18,000	35,334
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	161,600	354,485
Tencent Holdings Ltd.	63,900	2,412,535
Tianqi Lithium Corp., Class H	3,200	17,680
Tongwei Co. Ltd., Class A	110,700	388,696
Uni-President China Holdings Ltd.	42,000	29,884
Vipshop Holdings Ltd., ADR (b)	1,963	34,863
Weichai Power Co. Ltd., Class A	63,900	122,319
WuXi AppTec Co. Ltd., Class H (a)	3,516	35,821
Yadea Group Holdings Ltd. (a)	58,000	102,160
Zijin Mining Group Co. Ltd., Class H	122,000	198,881
ZTE Corp., Class A	124,100	460,999

		16,793,937

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Colombia — 0.0%
Tecnoglass, Inc.	825	$37,711

Denmark — 0.5%
AP Moller - Maersk A/S, Class A	21	37,302
AP Moller - Maersk A/S, Class B	70	126,002
DSV A/S	765	134,416
Genmab A/S (b)	309	98,525
Novo Nordisk A/S, Class B	13,965	1,447,209

		1,843,454

France — 1.5%
Aeroports de Paris	250	32,439
Credit Agricole SA	53,685	763,221
Eiffage SA	5,878	631,007
Engie SA	115,590	2,036,267
Hermes International SCA	504	1,071,259
Legrand SA	2,708	282,001
Rexel SA	25,183	691,178
Schneider Electric SE	209	42,073
SPIE SA	5	157
Valeo SE	11,338	175,236
Veolia Environnement SA	1,464	46,272
Worldline SA/France (a)(b)	1,350	23,476

		5,794,586

Germany — 3.6%
Adidas AG, Class N	3,092	628,315
Bayerische Motoren Werke AG	14,413	1,603,759
Deutsche Telekom AG, Class N, Registered Shares	40,776	980,390
Jenoptik AG	4	125
Mercedes-Benz Group AG, Class N, Registered Shares	63,933	4,411,237
SAP SE	6,512	1,002,337
Scout24 SE (a)	1,402	99,137
Siemens AG, Registered Shares	24,542	4,604,307
thyssenkrupp AG	19,420	135,094
Vonovia SE	687	21,587
Zalando SE (a)(b)	3,025	71,615

		13,557,903

Greece — 0.0%
Star Bulk Carriers Corp.	1,682	35,759

Hong Kong — 0.6%
AIA Group Ltd.	142,600	1,241,030
CK Asset Holdings Ltd.	24,000	120,458
CK Hutchison Holdings Ltd.	73,000	392,200
Galaxy Entertainment Group Ltd.	32,000	179,228
Jardine Matheson Holdings Ltd.	3,900	160,535
New World Development Co. Ltd.	93,000	144,198
Swire Properties Ltd.	24,600	49,797
Wharf Real Estate Investment Co. Ltd.	9,000	30,424
Yuexiu Property Co. Ltd.	23,600	19,245

		2,337,115

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	13,829	112,653

India — 0.7%
Asian Paints Ltd.	1,148	46,915
Cummins India Ltd.	885	20,875
HDFC Bank Ltd.	53,995	1,105,603
ICICI Bank Ltd.	6,889	82,322
ICICI Prudential Life Insurance Co. Ltd. (a)	8,461	54,331
Kotak Mahindra Bank Ltd.	20,316	465,491
L&T Finance Holdings Ltd.	21,198	42,015

Security	Shares	Value

India (continued)
MakeMyTrip Ltd. (b)	3,544	$166,497
National Aluminium Co. Ltd.	19,471	30,844
Polycab India Ltd.	523	34,453
Power Finance Corp. Ltd.	29,843	137,120
REC Ltd.	3,654	18,115
SBI Life Insurance Co. Ltd. (a)	19,139	329,378

		2,533,959

Ireland — 1.1%
Alkermes PLC (b)	3,614	100,252
CRH PLC	1,250	86,024
Experian PLC	24,961	1,018,292
Kingspan Group PLC (b)	1,600	138,281
Medtronic PLC	28,476	2,345,853
Trane Technologies PLC	1,308	319,021

		4,007,723

Israel(b) — 0.2%
Inmode Ltd.	650	14,456
Monday.com Ltd.	229	43,008
Wix.com Ltd.	4,530	557,281

		614,745

Italy — 1.2%
A2A SpA	17,496	35,938
Assicurazioni Generali SpA	8,098	171,091
Banca Monte dei Paschi di Siena SpA (b)	23,839	80,480
Banco BPM SpA	3,766	19,956
Enel SpA	10,436	77,642
Ferrari NV	799	269,748
Intesa Sanpaolo SpA	625,143	1,829,414
Iveco Group NV (b)	1,550	13,975
Mediobanca Banca di Credito Finanziario SpA	7,498	92,913
Moncler SpA	361	22,226
Recordati Industria Chimica e Farmaceutica SpA	1,802	97,169
UniCredit SpA	64,529	1,757,105

		4,467,657

Japan — 6.9%
Amada Co. Ltd.	32,000	332,643
Asahi Kasei Corp.	11,800	87,088
Astellas Pharma, Inc.	85,700	1,019,253
Central Japan Railway Co.	30,500	774,098
CyberAgent, Inc.	3,900	24,428
Daito Trust Construction Co. Ltd.	300	34,724
Daiwa House Industry Co. Ltd.	9,900	299,281
DMG Mori Co. Ltd.	400	7,633
ENEOS Holdings, Inc.	163,900	650,066
FANUC Corp.	4,100	120,331
Fast Retailing Co. Ltd.	2,400	593,469
Food & Life Cos. Ltd.	4,900	100,404
GLP J-REIT	22	21,900
GMO Payment Gateway, Inc.	9,900	686,111
Hitachi Ltd.	2,500	179,824
Hulic Co. Ltd.	5,500	57,454
Inpex Corp.	2,300	30,778
ITOCHU Corp.	21,600	879,981
Japan Post Holdings Co. Ltd.	175,700	1,568,555
JFE Holdings, Inc.	16,000	247,539
JGC Holdings Corp.	2,200	25,320
Kakaku.com, Inc.	15,800	195,216
Kintetsu Group Holdings Co. Ltd.	3,200	101,389
Kirin Holdings Co. Ltd.	28,200	412,852
Komatsu Ltd.	32,200	837,951

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Konica Minolta, Inc. (b)	11,500	$33,596
Kubota Corp.	6,900	103,555
Kurita Water Industries Ltd.	3,000	117,016
Kyowa Kirin Co. Ltd.	12,400	208,059
Lawson, Inc.	4,200	216,940
Lixil Corp.	34,300	427,542
M3, Inc.	26,300	434,010
Makita Corp.	700	19,254
MISUMI Group, Inc.	1,200	20,260
Mitsubishi Chemical Group Corp.	75,400	460,929
Mitsubishi Corp.	33,300	530,444
Mitsubishi Electric Corp.	6,600	93,351
Mitsubishi Estate Co. Ltd.	5,100	69,911
Mitsubishi UFJ Financial Group, Inc.	97,500	836,758
Mitsui & Co. Ltd.	73,900	2,768,584
Mitsui Fudosan Co. Ltd.	37,900	926,644
Mizuho Financial Group, Inc.	49,000	835,833
MonotaRO Co. Ltd.	24,500	266,591
Nexon Co. Ltd.	900	16,370
NIDEC Corp.	31,600	1,273,705
Nihon M&A Center Holdings, Inc.	6,800	37,420
Nikon Corp.	18,500	182,602
Nintendo Co. Ltd.	15,400	801,322
Nippon Express Holdings, Inc.	1,300	73,762
Nippon Steel Corp.	14,600	333,519
Nissan Motor Co. Ltd.	40,700	159,134
Nisshin Seifun Group, Inc.	2,700	36,361
NSK Ltd.	9,300	50,256
Obic Co. Ltd.	300	51,616
Ono Pharmaceutical Co. Ltd.	18,500	329,106
Otsuka Holdings Co. Ltd.	7,500	280,477
Pan Pacific International Holdings Corp.	1,200	28,565
Panasonic Holdings Corp.	11,000	108,323
Park24 Co. Ltd. (b)	6,100	77,969
Rakuten Group, Inc. (b)	6,700	29,871
Recruit Holdings Co. Ltd.	10,800	451,560
Ricoh Co. Ltd.	22,900	175,380
Sega Sammy Holdings, Inc.	10,500	146,592
Seibu Holdings, Inc.	900	12,471
Sekisui House Ltd.	29,400	651,687
Shimadzu Corp.	3,700	103,167
Shionogi & Co. Ltd.	13,200	635,289
Shiseido Co. Ltd.	4,300	129,612
SoftBank Corp.	16,800	209,357
SoftBank Group Corp.	6,000	264,831
Subaru Corp.	2,400	43,775
Sumitomo Chemical Co. Ltd.	67,400	163,831
Sumitomo Corp.	11,000	239,378
Sumitomo Electric Industries Ltd.	2,800	35,528
Sumitomo Metal Mining Co. Ltd.	1,500	44,547
Sumitomo Mitsui Financial Group, Inc.	12,300	598,516
Sumitomo Mitsui Trust Holdings, Inc.	7,600	145,554
Sumitomo Realty & Development Co. Ltd.	1,500	44,451
Takeda Pharmaceutical Co. Ltd.	5,300	151,994
Terumo Corp.	600	19,621
Tokio Marine Holdings, Inc.	3,100	77,193
TOTO Ltd.	2,400	63,047

Security	Shares	Value

Japan (continued)
Yamada Holdings Co. Ltd.	3,400	$10,565
Yamaha Motor Co. Ltd.	6,000	53,390

		25,999,279

Luxembourg — 0.5%
ArcelorMittal SA (b)	63,127	1,791,544
SES SA	17	112

		1,791,656

Malaysia — 0.2%
CIMB Group Holdings Bhd	224,500	285,830
Press Metal Aluminium Holdings Bhd	88,300	92,388
Public Bank Bhd	252,500	235,654
Telekom Malaysia Bhd	66,100	79,798
YTL Power International Bhd	32,100	17,723

		711,393

Mexico — 0.0%
Alsea SAB de CV (b)	2,013	7,606
Grupo Mexico SAB de CV, Series B	4,078	22,617
Orbia Advance Corp. SAB de CV	12,300	27,250

		57,473

Netherlands — 0.5%
ABN AMRO Bank NV (a)	23,596	354,848
ING Groep NV, Series N	73,354	1,099,909
Just Eat Takeaway.com NV (a)(b)	3,942	60,103
NN Group NV	5,181	204,758
Stellantis NV	11,709	274,349
Wereldhave NV	1	16

		1,993,983

Norway — 0.1%
DNB Bank ASA	15,666	333,079
Equinor ASA	1,976	62,623
Norsk Hydro ASA	3,017	20,279
Yara International ASA	442	15,703

		431,684

Peru — 0.3%
Southern Copper Corp.	11,815	1,016,917

Poland — 0.0%
KGHM Polska Miedz SA	2,642	82,414
PGE Polska Grupa Energetyczna SA (b)	9,153	20,192
Powszechny Zaklad Ubezpieczen SA	2,083	25,020

		127,626

Russia(c) — 0.0%
Alrosa PJSC (b)	18,331	2
Gazprom PJSC (b)	16,740	2
LUKOIL PJSC	2,916	—
MMC Norilsk Nickel PJSC	433	—
Mobile TeleSystems PJSC	3,760	—
Novatek PJSC	5,450	1
Tatneft PJSC	9,355	1

		6

Saudi Arabia — 0.2%
Al Rajhi Bank	18,441	427,573
Rabigh Refining & Petrochemical Co. (b)	26,880	74,635
Riyad Bank	2,736	20,817

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Arabian Mining Co. (b)	7,100	$83,403
Saudi Telecom Co.	6,762	72,990

		679,418

Singapore — 0.2%
DBS Group Holdings Ltd.	5,600	141,617
Grab Holdings Ltd., Class A (b)	8,199	27,631
Jardine Cycle & Carriage Ltd.	1,300	29,299
Singapore Airlines Ltd.	90,100	447,376
United Overseas Bank Ltd.	2,800	60,433
UOL Group Ltd.	12,600	59,856

		766,212

South Africa — 0.0%
Foschini Group Ltd.	13,817	84,417
Pepkor Holdings Ltd. (a)	19,777	21,223
Woolworths Holdings Ltd./South Africa	16,270	64,217

		169,857

South Korea — 1.1%
Celltrion, Inc.	704	109,935
CJ Logistics Corp.	2,183	215,017
Coupang, Inc., Class A (b)	3,350	54,237
Doosan Co. Ltd.	577	41,885
GS Engineering & Construction Corp.	903	10,507
Hana Financial Group, Inc.	681	22,844
HL Mando Co. Ltd.	2,857	86,915
Hugel, Inc. (b)	97	11,224
Hyundai Mobis Co. Ltd.	133	24,367
Hyundai Motor Co.	235	36,967
KakaoBank Corp.	724	15,942
KB Financial Group, Inc.	738	30,791
KCC Corp.	525	92,717
Kia Corp.	8,205	634,519
Kolon Industries, Inc.	207	7,125
L&F Co. Ltd.	173	27,155
LG Chem Ltd.	1,450	557,704
LG Display Co. Ltd. (b)	6,280	61,831
LG H&H Co. Ltd.	272	74,715
NAVER Corp. (b)	2,489	430,647
NCSoft Corp.	99	18,413
POSCO Future M Co. Ltd.	192	53,026
POSCO Holdings, Inc.	467	179,557
Samsung Engineering Co. Ltd. (b)	1,065	23,857
Samsung SDI Co. Ltd. (b)	1,898	691,044
SK Hynix, Inc.	837	91,348
SK Innovation Co. Ltd. (b)	3,635	393,371
S-Oil Corp.	512	27,570

		4,025,230

Spain — 1.2%
Amadeus IT Group SA	370	26,574
Banco Bilbao Vizcaya Argentaria SA	230,171	2,097,838
Banco de Sabadell SA	60,934	75,007
Banco Santander SA	32,624	136,456
Bankinter SA	3,227	20,697
CaixaBank SA	74,906	308,488
Iberdrola SA	3,029	39,730
Industria de Diseno Textil SA	31,269	1,364,393
Repsol SA	39,222	581,816

		4,650,999

Sweden — 0.0%
Castellum AB (b)	5	71

Security	Shares	Value

Sweden (continued)
Fastighets AB Balder, B Shares (b)	2,162	$15,333
H&M Hennes & Mauritz AB, B Shares	9,224	161,789
Intrum AB	6	41
Pandox AB	6	90

		177,324

Switzerland — 4.4%
ABB Ltd., Class N, Registered Shares	25,809	1,145,872
Holcim AG	41,486	3,258,368
Kuehne and Nagel International AG, Registered Shares	218	75,231
Nestle SA, Registered Shares	50,526	5,856,967
Novartis AG, Class N, Registered Shares	41,776	4,219,814
SGS SA	1,683	145,295
Swiss Re AG	2,574	289,654
TE Connectivity Ltd.	12,089	1,698,504

		16,689,705

Taiwan — 3.0%
Alchip Technologies Ltd.	1,000	106,258
Asustek Computer, Inc.	3,000	47,746
AUO Corp.	919,000	542,687
China Airlines Ltd.	59,000	41,542
China Steel Corp.	22,000	19,347
Delta Electronics, Inc.	40,000	407,937
Evergreen Marine Corp. Taiwan Ltd.	19,000	88,698
FocalTech Systems Co. Ltd.	12,000	43,934
Formosa Plastics Corp.	12,000	30,954
Hon Hai Precision Industry Co. Ltd.	31,000	105,469
Innolux Corp.	637,300	296,359
Largan Precision Co. Ltd.	1,000	93,403
Makalot Industrial Co. Ltd.	2,000	23,066
MediaTek, Inc.	130,354	4,304,276
momo.com, Inc.	1,716	28,412
Novatek Microelectronics Corp.	16,000	269,108
Parade Technologies Ltd.	2,000	77,960
PharmaEssentia Corp. (b)	1,087	12,241
Phison Electronics Corp.	3,000	50,709
Quanta Computer, Inc.	30,000	218,413
Realtek Semiconductor Corp.	23,000	352,703
Taiwan Semiconductor Manufacturing Co. Ltd.	159,000	3,048,275
Tripod Technology Corp.	1,000	6,341
Uni-President Enterprises Corp.	141,000	342,084
United Microelectronics Corp.	225,000	383,361
Wan Hai Lines Ltd.	32,000	57,249
Win Semiconductors Corp.	39,000	201,508
Wistron Corp.	10,000	31,991
Wistron NeWeb Corp.	1,071	5,434
Yang Ming Marine Transport Corp.	37,000	61,757

		11,299,222

Thailand — 0.0%
JMT Network Services PCL	12,400	9,264
Precious Shipping PCL, NVDR	34,100	8,627

		17,891

Turkey — 0.2%
Arcelik A/S, Class A	8,421	36,720
Eregli Demir ve Celik Fabrikalari TAS, Class A, Registered Shares (b)	25,890	35,990
KOC Holding A/S, Class A	14,937	71,721
Migros Ticaret A/S, Class A	3,304	37,560
Sok Marketler Ticaret A/S	12,821	23,378

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
Tofas Turk Otomobil Fabrikasi A/S, Class A	4,207	$29,946
Turkcell Iletisim Hizmetleri A/S, Class A	211,233	402,127

		637,442

United Kingdom — 1.6%
Anglo American PLC	18,967	484,847
Babcock International Group PLC	5	25
Barclays PLC	168,739	330,402
BP PLC	32,636	193,468
British American Tobacco PLC	76,824	2,247,808
British Land Co. PLC	11,852	60,253
Direct Line Insurance Group PLC (b)	23,450	54,305
Dunelm Group PLC	8	112
easyJet PLC (b)	18,622	120,805
Land Securities Group PLC	1,815	16,289
NatWest Group PLC	41,171	114,678
Rightmove PLC	69,632	511,864
Smiths Group PLC	25,059	562,460
Tesco PLC	260,439	964,855
Vodafone Group PLC	486,411	424,802

		6,086,973

United States — 59.6%
3M Co.	7,936	867,564
A O Smith Corp.	1,306	107,667
AbbVie, Inc.	10,763	1,667,942
Academy Sports & Outdoors, Inc.	991	65,406
Adobe, Inc. (b)	5,205	3,105,303
AECOM	11,181	1,033,460
AES Corp.	6,822	131,323
Akamai Technologies, Inc. (b)	5,974	707,023
Alcoa Corp.	4,047	137,598
Alphabet, Inc., Class A (b)	23,854	3,332,165
Alphabet, Inc., Class C (b)	26,222	3,695,466
Altria Group, Inc.	11,687	471,454
Amazon.com, Inc. (b)	69,938	10,626,380
Amdocs Ltd.	2,928	257,342
American Airlines Group, Inc. (b)	16,866	231,739
American International Group, Inc.	3,630	245,932
American Tower Corp.	2,280	492,206
AMETEK, Inc.	9,835	1,621,693
Amgen, Inc.	3,612	1,040,328
Antero Resources Corp. (b)	911	20,661
Apartment Income REIT Corp.	570	19,796
Apple, Inc.	90,228	17,371,597
Applied Materials, Inc.	25,437	4,122,575
Archer-Daniels-Midland Co.	19,478	1,406,701
Atlassian Corp., Class A (b)	215	51,140
AutoNation, Inc. (b)	135	20,274
Avis Budget Group, Inc.	103	18,258
Baker Hughes Co., Class A	10,630	363,333
Bank of America Corp.	137,814	4,640,197
Berkshire Hathaway, Inc., Class B (b)	3,917	1,397,037
Best Buy Co., Inc.	6,178	483,614
Biogen, Inc. (b)	66	17,079
Block, Inc., Class A (b)	60,251	4,660,415
Booking Holdings, Inc. (b)	193	684,613
Boston Properties, Inc.	1,325	92,975
Box, Inc., Class A (b)	20,396	522,342
Boyd Gaming Corp.	437	27,361
Brighthouse Financial, Inc. (b)	502	26,566
Bristol-Myers Squibb Co.	40,183	2,061,790
Burlington Stores, Inc. (b)	594	115,521

Security	Shares	Value

United States (continued)
Cable One, Inc.	99	$55,102
CACI International, Inc., Class A (b)	582	188,487
Cadence Design Systems, Inc. (b)	3,237	881,662
Caesars Entertainment, Inc. (b)	1,924	90,197
Camden Property Trust	6,095	605,173
Cardinal Health, Inc.	1,628	164,102
CarMax, Inc. (b)	576	44,202
Carvana Co., Class A (b)	466	24,670
Caterpillar, Inc.	985	291,235
Cencora, Inc.	2,612	536,453
Centene Corp. (b)	2,915	216,322
Chevron Corp.	22,906	3,416,659
Chewy, Inc., Class A (b)	2,314	54,680
Chubb Ltd.	2,502	565,452
Ciena Corp. (b)	1,467	66,030
Cintas Corp.	236	142,228
Cirrus Logic, Inc. (b)	2,049	170,456
Citigroup, Inc.	81,995	4,217,823
Coca-Cola Co.	61,452	3,621,366
ConocoPhillips	11,638	1,350,823
Coterra Energy, Inc.	804	20,518
Crowdstrike Holdings, Inc., Class A (b)	663	169,277
Cummins, Inc.	773	185,188
D.R. Horton, Inc.	19,659	2,987,775
DaVita, Inc. (b)	3,306	346,337
Dell Technologies, Inc., Class C	471	36,031
Delta Air Lines, Inc.	5,241	210,845
Dexcom, Inc. (b)	195	24,198
DocuSign, Inc. (b)	2,503	148,803
Domino’s Pizza, Inc.	127	52,353
eBay, Inc.	30,505	1,330,628
Electronic Arts, Inc.	16,657	2,278,844
Elevance Health, Inc.	2,226	1,049,693
Eli Lilly & Co.	4,475	2,608,567
EMCOR Group, Inc.	4,657	1,003,258
Equinix, Inc.	503	405,111
Equity Residential	1,076	65,808
Etsy, Inc. (b)	350	28,368
Everest Group Ltd.	325	114,913
Exelixis, Inc. (b)	3,394	81,422
Exxon Mobil Corp.	25,940	2,593,481
F5, Inc. (b)	175	31,322
FedEx Corp.	1,827	462,176
Fidelity National Information Services, Inc.	904	54,303
Flex Ltd. (b)	3,943	120,104
Flowserve Corp.	1,312	54,081
Fluor Corp. (b)	4,229	165,650
General Mills, Inc.	1,305	85,008
General Motors Co.	55,280	1,985,658
Genpact Ltd.	2,047	71,051
Gilead Sciences, Inc.	4,986	403,916
GoDaddy, Inc., Class A (b)	7,660	813,186
Graco, Inc.	2,303	199,808
HCA Healthcare, Inc.	2,347	635,286
Healthcare Realty Trust, Inc.	1,726	29,739
Hershey Co.	1,179	219,813
Hologic, Inc. (b)	5,401	385,901
Home Depot, Inc.	8,917	3,090,186
Honeywell International, Inc.	16,057	3,367,313
Host Hotels & Resorts, Inc.	2,063	40,167
HP, Inc.	132,579	3,989,302
Illinois Tool Works, Inc.	1,089	285,253

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Incyte Corp. (b)	3,936	$247,141
Independence Realty Trust, Inc.	6,819	104,331
Insulet Corp. (b)	1,989	431,573
Intel Corp.	28,686	1,441,471
International Paper Co.	611	22,088
Invesco Ltd.	18,980	338,603
J M Smucker Co.	305	38,546
Johnson & Johnson	28,582	4,479,943
Johnson Controls International PLC	15,553	896,475
KeyCorp	54,773	788,731
Keysight Technologies, Inc. (b)	1,628	258,999
Kimberly-Clark Corp.	3,762	457,121
KLA Corp.	621	360,987
Lam Research Corp.	559	437,842
Lennar Corp., Class A	5,005	745,945
Lockheed Martin Corp.	9,643	4,370,593
Louisiana-Pacific Corp.	1,265	89,600
Manhattan Associates, Inc. (b)	6,470	1,393,120
Marathon Oil Corp.	16,907	408,473
Marathon Petroleum Corp.	10,651	1,580,182
Marsh & McLennan Cos., Inc.	2,508	475,191
Masco Corp.	1,542	103,283
Mastercard, Inc., Class A	13,582	5,792,859
Match Group, Inc. (b)	4,151	151,511
McDonald’s Corp.	7,120	2,111,151
McKesson Corp.	129	59,724
MercadoLibre, Inc. (b)	442	694,621
Merck & Co., Inc.	183	19,951
Meta Platforms, Inc., Class A (b)	2,463	871,803
MetLife, Inc.	25,645	1,695,904
Mettler-Toledo International, Inc. (b)	53	64,287
MGM Resorts International	9,076	405,516
Microsoft Corp.	46,668	17,549,035
Mid-America Apartment Communities, Inc.	467	62,793
Moderna, Inc. (b)	3,908	388,651
Molson Coors Beverage Co., Class B	1,760	107,730
Mondelez International, Inc., Class A	18,391	1,332,060
Moody’s Corp.	1,014	396,028
Morgan Stanley	5,125	477,906
Mosaic Co.	954	34,086
NetApp, Inc.	1,354	119,369
Neurocrine Biosciences, Inc. (b)	2,104	277,223
New Jersey Resources Corp.	431	19,214
Newmont Corp.	49,583	2,052,240
NIKE, Inc., Class B	10,436	1,133,037
Northrop Grumman Corp.	933	436,775
Nucor Corp.	879	152,981
NVIDIA Corp.	19,398	9,606,278
OGE Energy Corp.	519	18,129
OneMain Holdings, Inc.	4,780	235,176
O’Reilly Automotive, Inc. (b)	238	226,119
Oshkosh Corp.	3,813	413,367
Otis Worldwide Corp.	3,689	330,055
Owens Corning	1,775	263,108
Palo Alto Networks, Inc. (b)	1,825	538,156
Paramount Global, Class B	8,853	130,936
Parker-Hannifin Corp.	54	24,878
PepsiCo, Inc.	20,735	3,521,632
Pfizer, Inc.	34,014	979,263
Post Holdings, Inc. (b)	9,121	803,195

Security	Shares	Value

United States (continued)
PotlatchDeltic Corp.	2	$98
Procter & Gamble Co.	5,970	874,844
Prologis, Inc.	4,178	556,927
Public Storage	382	116,510
PulteGroup, Inc.	5,288	545,827
Pure Storage, Inc., Class A (b)	11,930	425,424
QUALCOMM, Inc.	30,251	4,375,202
Realty Income Corp.	2,907	166,920
Regeneron Pharmaceuticals, Inc. (b)	379	332,872
Regions Financial Corp.	1,625	31,492
Reinsurance Group of America, Inc.	1,943	314,339
Roche Holding AG	95	29,519
Rockwell Automation, Inc.	222	68,927
Roku, Inc., Class A (b)	273	25,023
S&P Global, Inc.	3,782	1,666,047
Salesforce, Inc. (b)	9,623	2,532,196
SBA Communications Corp.	96	24,354
ServiceNow, Inc. (b)	1,814	1,281,573
Simon Property Group, Inc.	1,478	210,822
Skechers USA, Inc., Class A (b)	1,661	103,547
Snap-on, Inc.	39	11,265
Splunk, Inc. (b)	928	141,381
Starbucks Corp.	8,913	855,737
Summit Materials, Inc., Class A (b)	514	19,768
Synchrony Financial	5,873	224,290
Synopsys, Inc. (b)	495	254,880
Taylor Morrison Home Corp., Class A (b)	3,530	188,325
TD SYNNEX Corp.	273	29,378
Tenet Healthcare Corp. (b)	5,096	385,105
Teradata Corp. (b)	1,064	46,295
Teradyne, Inc.	2,105	228,435
Tesla, Inc. (b)	2,155	535,474
Textron, Inc.	798	64,175
TJX Cos., Inc.	43,170	4,049,778
T-Mobile U.S., Inc.	7,796	1,249,933
Toll Brothers, Inc.	10,824	1,112,599
Travelers Cos., Inc.	3,683	701,575
Truist Financial Corp.	2,835	104,668
UGI Corp.	34,307	843,952
United Airlines Holdings, Inc. (b)	34,257	1,413,444
UnitedHealth Group, Inc.	212	111,612
Unum Group	1,652	74,703
Valero Energy Corp.	1,445	187,850
VeriSign, Inc. (b)	7,324	1,508,451
Vertex Pharmaceuticals, Inc. (b)	1,483	603,418
VICI Properties, Inc.	9,272	295,591
Visa, Inc., Class A	16,664	4,338,472
Visteon Corp. (b)	127	15,862
Vulcan Materials Co.	1,342	304,647
Wayfair, Inc., Class A (b)	313	19,312
Wendy’s Co.	1,776	34,596
Westinghouse Air Brake Technologies Corp.	711	90,226
Westlake Corp.	247	34,570
Weyerhaeuser Co.	15,396	535,319
Workday, Inc., Class A (b)	3,692	1,019,214

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
WW Grainger, Inc.	666	$551,908
Zillow Group, Inc., Class C (b)	2,549	147,485

		225,878,740

Total Common Stocks — 97.7% (Cost: $297,059,843)		370,312,208

Preferred Securities

Preferred Stocks — 0.5%

Brazil — 0.5%
Azul SA(b)	163,456	526,695
Banco Bradesco SA	15,087	52,611
Braskem SA, Series A(b)	155,317	684,918
Companhia Paranaense de Energia	10,896	19,372
Gerdau SA	54,836	265,351
Gol Linhas Aereas Inteligentes SA, Preference Shares(b)	21,536	39,007
Usinas Siderurgicas de Minas Gerais S/A Usiminas, Series B	147,846	282,015

		1,869,969

Total Preferred Securities — 0.5% (Cost: $1,676,448)		1,869,969

Total Long-Term Investments — 98.2% (Cost: $298,736,291)		372,182,177

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(d)(e)	6,662,479	$6,662,479

Total Short-Term Securities — 1.7% (Cost: $6,662,479)		6,662,479

Total Investments — 99.9% (Cost: $305,398,770)		378,844,656

Other Assets Less Liabilities — 0.1%		249,996

Net Assets — 100.0%		$379,094,652

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,182,619	$—	$(520,140	)(a)	$—	$—	$6,662,479	6,662,479	$164,958		$—
SL Liquidity Series, LLC, Money Market Series(b)	165,157	—	(165,162	)(a)	(27)	32	—	—	1,585	(c)	—

					$(27)	$32	$6,662,479		$166,543		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	14	03/15/24	$1,577	$53,886
MSCI Emerging Markets Index	13	03/15/24	672	27,130
S&P 500 E-Mini Index	16	03/15/24	3,856	108,065

				$189,081

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$189,081	$—	$—	$—	$189,081

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$202,722	$—	$—	$—	$202,722

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$57,856	$—	$—	$—	$57,856

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$6,831,005

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks

Australia	$—	$3,020,497	$—	$3,020,497
Austria	—	283,929	—	283,929
Belgium	214,568	—	—	214,568
Brazil	1,868,340	3,940,021	—	5,808,361
Canada	5,638,621	—	—	5,638,621
China	435,306	16,358,631	—	16,793,937
Colombia	37,711	—	—	37,711
Denmark	—	1,843,454	—	1,843,454
France	—	5,794,586	—	5,794,586
Germany	—	13,557,903	—	13,557,903
Greece	35,759	—	—	35,759
Hong Kong	—	2,337,115	—	2,337,115
Hungary	112,653	—	—	112,653
India	166,497	2,367,462	—	2,533,959
Ireland	2,765,126	1,242,597	—	4,007,723
Israel	614,745	—	—	614,745
Italy	—	4,467,657	—	4,467,657
Japan	216,940	25,782,339	—	25,999,279

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)

Luxembourg	$—	$1,791,656	$—	$1,791,656
Malaysia	—	711,393	—	711,393
Mexico	57,473	—	—	57,473
Netherlands	—	1,993,983	—	1,993,983
Norway	—	431,684	—	431,684
Peru	1,016,917	—	—	1,016,917
Poland	—	127,626	—	127,626
Russia	—	—	6	6
Saudi Arabia	—	679,418	—	679,418
Singapore	27,631	738,581	—	766,212
South Africa	85,440	84,417	—	169,857
South Korea	54,237	3,970,993	—	4,025,230
Spain	—	4,650,999	—	4,650,999
Sweden	—	177,324	—	177,324
Switzerland	1,698,504	14,991,201	—	16,689,705
Taiwan	—	11,299,222	—	11,299,222
Thailand	9,264	8,627	—	17,891
Turkey	439,687	197,755	—	637,442
United Kingdom	—	6,086,973	—	6,086,973
United States	225,849,221	29,519	—	225,878,740
Preferred Securities
Preferred Stocks	—	1,869,969	—	1,869,969

Short-Term Securities
Money Market Funds	6,662,479	—	—	6,662,479

	$248,007,119	$130,837,531	$6	$378,844,656

Derivative Financial Instruments(a)
Assets
Equity Contracts	$189,081	$—	$—	$189,081

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2023	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 1.1%
Azelis Group NV	48,314	$1,186,189

Denmark — 1.6%
DSV A/S	9,928	1,744,416

Finland — 1.1%
Metso OYJ	116,614	1,183,853

France — 36.7%
BNP Paribas SA	47,310	3,285,474
Capgemini SE	6,323	1,321,454
Cie de Saint-Gobain SA	24,999	1,843,609
Hermes International SCA	1,823	3,874,813
Legrand SA	11,244	1,170,908
L’Oreal SA	3,354	1,671,971
LVMH Moet Hennessy Louis Vuitton SE	7,964	6,471,043
Pernod Ricard SA	11,463	2,025,762
Safran SA	18,072	3,186,280
Sanofi SA	21,105	2,097,263
Schneider Electric SE	28,555	5,748,298
TotalEnergies SE	40,813	2,775,242
Vinci SA	27,130	3,414,181

		38,886,298

Germany — 21.4%
AIXTRON SE	36,351	1,547,735
Beiersdorf AG	12,792	1,915,663
Commerzbank AG	124,116	1,475,218
CTS Eventim AG & Co. KGaA	13,552	937,328
Merck KGaA	11,328	1,803,581
MTU Aero Engines AG, Class N	13,865	2,987,153
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class N, Registered Shares	6,048	2,508,792
SAP SE	29,925	4,606,102
Siemens AG, Registered Shares	26,107	4,897,916

		22,679,488

Ireland — 1.5%
AIB Group PLC	379,380	1,624,794

Italy — 8.0%
Davide Campari-Milano NV	84,293	951,897
Ferrari NV	7,412	2,502,339
Moncler SpA	23,542	1,449,466
UniCredit SpA	130,668	3,558,050

		8,461,752

Security	Shares	Value

Netherlands — 17.0%
ASM International NV	6,240	$3,247,761
ASML Holding NV (a)	10,093	7,619,079
BE Semiconductor Industries NV	11,672	1,762,191
IMCD NV	18,249	3,178,311
QIAGEN NV (a)	26,300	1,143,426
Stellantis NV	47,762	1,119,094

		18,069,862

Spain — 3.3%
Banco Bilbao Vizcaya Argentaria SA	168,625	1,536,892
CaixaBank SA	474,376	1,953,639

		3,490,531

Sweden — 0.6%
Beijer Ref AB, Class B	48,811	654,992

Switzerland — 2.0%
STMicroelectronics NV	42,943	2,153,976

United Kingdom — 2.7%
Allfunds Group PLC	72,047	512,298
RELX PLC	60,089	2,383,959

		2,896,257

United States — 3.1%
Linde PLC	7,916	3,251,180

Total Long-Term Investments — 100.1% (Cost: $73,730,596)		106,283,588

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(b)(c)	499,346	499,346

Total Short-Term Securities — 0.5% (Cost: $499,346)		499,346

Total Investments — 100.6% (Cost: $74,229,942)		106,782,934

Liabilities in Excess of Other Assets — (0.6)%		(674,415)

Net Assets — 100.0%		$106,108,519

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock EuroFund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$467,555	$31,791	(a)	$—	$—	$—	$499,346	499,346	$12,196		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	2	(a)	—	(2)	—	—	—	125	(c)	—

					$(2)	$—	$499,346		$12,321		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks

Belgium	$—	$1,186,189	$—	$1,186,189
Denmark	—	1,744,416	—	1,744,416
Finland	—	1,183,853	—	1,183,853
France	—	38,886,298	—	38,886,298
Germany	—	22,679,488	—	22,679,488
Ireland	—	1,624,794	—	1,624,794
Italy	—	8,461,752	—	8,461,752
Netherlands	—	18,069,862	—	18,069,862
Spain	—	3,490,531	—	3,490,531
Sweden	—	654,992	—	654,992
Switzerland	—	2,153,976	—	2,153,976
United Kingdom	—	2,896,257	—	2,896,257
United States	3,251,180	—	—	3,251,180
Short-Term Securities
Money Market Funds	499,346	—	—	499,346

	$3,750,526	$103,032,408	$—	$106,782,934

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

December 31, 2023

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments, at value — unaffiliated(a)	$372,182,177	$106,283,588
Investments, at value — affiliated(b)	6,662,479	499,346
Cash	5,737	1,211
Cash pledged for futures contracts	269,000	—
Foreign currency, at value(c)	46,803	16,675
Receivables:
Investments sold	2,734	1,825,835
Capital shares sold	49,592	2,210
Dividends — unaffiliated	474,900	73,779
Dividends — affiliated	27,325	2,051
Variation margin on futures contracts	1,490	—
Prepaid expenses	54,879	53,562

Total assets	379,777,116	108,758,257

LIABILITIES
Payables:
Accounting services fees	26,832	11,097
Capital shares redeemed	117,676	46,008
Custodian fees	133,008	26,053
Deferred foreign capital gain tax	51,508	—
Investment advisory fees	157,890	59,536
IRS compliance fee for foreign withholding tax claims	—	2,393,365
Directors’ and Officer’s fees	4,451	2,559
Other accrued expenses	14,857	18,892
Professional fees	66,014	66,991
Service and distribution fees	56,858	15,053
Transfer agent fees	43,503	10,184
Variation margin on futures contracts	9,867	—

Total liabilities	682,464	2,649,738

Commitments and contingent liabilities

NET ASSETS	$379,094,652	$106,108,519

NET ASSETS CONSIST OF
Paid-in capital	$315,845,074	$92,182,928
Accumulated earnings	63,249,578	13,925,591

NET ASSETS	$379,094,652	$106,108,519

(a) Investments, at cost — unaffiliated	$298,736,291	$73,730,596
(b) Investments, at cost — affiliated	$6,662,479	$499,346
(c) Foreign currency, at cost	$51,004	$16,675

F I N A N C I A L S T A T E M E N T S	21

Statements of Assets and Liabilities (unaudited) (continued)

December 31, 2023

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

NET ASSET VALUE
Institutional
Net assets	$58,457,991	$33,180,692

Shares outstanding	2,319,753	1,710,581

Net asset value	$25.20	$19.40

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor A
Net assets	$272,771,333	$70,024,340

Shares outstanding	11,582,521	3,694,272

Net asset value	$23.55	$18.95

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor C
Net assets	$2,541,662	$1,077,496

Shares outstanding	138,460	84,456

Net asset value	$18.36	$12.76

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Class K
Net assets	$42,700,126	$1,556,286

Shares outstanding	1,694,165	80,407

Net asset value	$25.20	$19.36

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Class R
Net assets	$2,623,540	$269,705

Shares outstanding	127,299	19,314

Net asset value	$20.61	$13.96

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended December 31, 2023

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated	$3,201,644	$298,047
Dividends — affiliated	164,958	12,196
Interest — unaffiliated	7,457	—
Securities lending income — affiliated — net	1,585	125
Other income — unaffiliated	—	37,530
Foreign taxes withheld	(124,718)	(5,371)
Foreign withholding tax claims	—	349,912
IRS compliance fee for foreign withholding tax claims	—	(212,592)

Total investment income	3,250,926	479,847

EXPENSES
Investment advisory	1,241,461	382,577
Service and distribution — class specific	350,287	90,513
Transfer agent — class specific	295,023	61,227
Custodian	87,058	16,158
Professional	71,139	83,919
Registration	47,338	44,768
Accounting services	39,281	18,567
Printing and postage	22,588	19,142
Directors and Officer	4,303	3,453
Miscellaneous	16,778	10,801

Total expenses	2,175,256	731,125
Less:
Fees waived and/or reimbursed by the Manager	(288,427)	(35,581)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(213,574)	(36,051)

Total expenses after fees waived and/or reimbursed	1,673,255	659,493

Net investment income (loss)	1,577,671	(179,646)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	10,948,507	(604,644)
Investments — affiliated	(27)	(2)
Foreign currency transactions	(14,872)	6,285
Futures contracts	202,722	—

	11,136,330	(598,361)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	12,844,882	2,714,775
Investments — affiliated	32	—
Foreign currency translations	3,729	5,286
Futures contracts	57,856	—

	12,906,499	2,720,061

Net realized and unrealized gain	24,042,829	2,121,700

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,620,500	$1,942,054

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(18,644)	$—
(b) Net of increase in deferred foreign capital gain tax of	$(542)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund

	Six Months Ended 12/31/23	Year Ended	Six Months Ended 12/31/23	Year Ended
	(unaudited)	06/30/23	(unaudited)	06/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,577,671	$6,002,608	$(179,646)	$1,119,949
Net realized gain (loss)	11,136,330	(12,719,901)	(598,361)	1,222,534
Net change in unrealized appreciation (depreciation)	12,906,499	65,824,103	2,720,061	23,711,838

Net increase in net assets resulting from operations	25,620,500	59,106,810	1,942,054	26,054,321

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(832,052)	(1,061,923)	(410,791)	(201,013)
Investor A	(3,851,917)	(4,583,971)	(802,983)	(320,389)
Investor C	(39,498)	(38,913)	(15,164)	—
Class K	(620,100)	(912,633)	(18,357)	(7,042)
Class R	(39,975)	(36,382)	(3,942)	—

Decrease in net assets resulting from distributions to shareholders	(5,383,542)	(6,633,822)	(1,251,237)	(528,444)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(33,358,773)	(42,706,146)	(3,190,589)	(4,059,767)

NET ASSETS
Total increase (decrease) in net assets	(13,121,815)	9,766,842	(2,499,772)	21,466,110
Beginning of period	392,216,467	382,449,625	108,608,291	87,142,181

End of period	$379,094,652	$392,216,467	$106,108,519	$108,608,291

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.

	Institutional

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$23.77		$20.70	$28.57	$21.48	$21.66	$21.63

Net investment income(a)	0.12		0.38	0.33	0.24	0.31	0.36
Net realized and unrealized gain (loss)	1.67		3.08	(4.04)	7.82	(0.06)	0.43

Net increase (decrease) from investment operations	1.79		3.46	(3.71)	8.06	0.25	0.79

Distributions(b)
From net investment income		(0.36)	(0.39)	(0.33)	(0.35)	(0.43)	(0.32)
From net realized gain	—		—	(3.83)	(0.62)	—	(0.44)

Total distributions		(0.36)	(0.39)	(4.16)	(0.97)	(0.43)	(0.76)

Net asset value, end of period	$25.20		$23.77	$20.70	$28.57	$21.48	$21.66

Total Return(c)
Based on net asset value	7.60	%(d)	16.94%	(15.52)%	38.23%	1.08%	4.03%

Ratios to Average Net Assets(e)
Total expenses	0.96	%(f)	1.12%	1.10%	1.19%	1.15%	1.14%

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.71%	0.71%	0.71%	0.71%	0.72%

Net investment income	1.02	%(f)	1.75%	1.33%	0.96%	1.46%	1.72%

Supplemental Data
Net assets, end of period (000)	$58,458		$56,145	$62,236	$95,405	$75,805	$87,759

Portfolio turnover rate		67%	102%	136%	311%	182%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor A

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$22.24		$19.39	$27.02	$20.36	$20.55	$20.56

Net investment income(a)	0.09		0.31	0.27	0.17	0.24	0.30
Net realized and unrealized gain (loss)	1.55		2.88	(3.80)	7.41	(0.05)	0.40

Net increase (decrease) from investment operations	1.64		3.19	(3.53)	7.58	0.19	0.70

Distributions(b)
From net investment income		(0.33)	(0.34)	(0.27)	(0.30)	(0.38)	(0.27)
From net realized gain	—		—	(3.83)	(0.62)	—	(0.44)

Total distributions		(0.33)	(0.34)	(4.10)	(0.92)	(0.38)	(0.71)

Net asset value, end of period	$23.55		$22.24	$19.39	$27.02	$20.36	$20.55

Total Return(c)
Based on net asset value	7.45	%(d)	16.65%	(15.73)%	37.91%	0.84%	3.77%

Ratios to Average Net Assets(e)
Total expenses	1.25	%(f)	1.41%	1.40%	1.51%	1.46%	1.46%

Total expenses after fees waived and/or reimbursed	0.96	%(f)	0.96%	0.96%	0.96%	0.96%	0.97%

Net investment income	0.77	%(f)	1.51%	1.14%	0.71%	1.21%	1.48%

Supplemental Data
Net assets, end of period (000)	$272,771		$274,647	$264,270	$327,701	$242,123	$289,752

Portfolio turnover rate		67%	102%	136%	311%	182%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor C

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$17.42		$15.24	$22.06	$16.58	$16.79	$16.87

Net investment income (loss)(a)	—		0.12	0.06	(0.01)	0.08	0.11
Net realized and unrealized gain (loss)	1.22		2.26	(2.97)	6.04	(0.05)	0.34

Net increase (decrease) from investment operations	1.22		2.38	(2.91)	6.03	0.03	0.45

Distributions(b)
From net investment income		(0.28)	(0.20)	(0.14)	—	(0.24)	(0.09)
From net realized gain	—		—	(3.77)	(0.55)	—	(0.44)

Total distributions		(0.28)	(0.20)	(3.91)	(0.55)	(0.24)	(0.53)

Net asset value, end of period	$18.36		$17.42	$15.24	$22.06	$16.58	$16.79

Total Return(c)
Based on net asset value	7.04	%(d)	15.78%	(16.36)%	36.88%	0.11%	2.99%

Ratios to Average Net Assets(e)
Total expenses	2.08	%(f)	2.20%	2.19%	2.42%	2.32%	2.28%

Total expenses after fees waived and/or reimbursed	1.71	%(f)	1.71%	1.71%	1.71%	1.71%	1.72%

Net investment income (loss)	0.01	%(f)	0.76%	0.31%	(0.06)%	0.46%	0.65%

Supplemental Data
Net assets, end of period (000)	$2,542		$2,620	$3,795	$7,922	$35,626	$52,125

Portfolio turnover rate		67%	102%	136%	311%	182%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class K

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$23.78		$20.71	$28.58	$21.48	$21.66	$21.63

Net investment income(a)	0.13		0.39	0.36	0.27	0.32	0.41
Net realized and unrealized gain (loss)	1.66		3.08	(4.05)	7.81	(0.06)	0.39

Net increase (decrease) from investment operations	1.79		3.47	(3.69)	8.08	0.26	0.80

Distributions(b)
From net investment income		(0.37)	(0.40)	(0.35)	(0.36)	(0.44)	(0.33)
From net realized gain	—		—	(3.83)	(0.62)	—	(0.44)

Total distributions		(0.37)	(0.40)	(4.18)	(0.98)	(0.44)	(0.77)

Net asset value, end of period	$25.20		$23.78	$20.71	$28.58	$21.48	$21.66

Total Return(c)
Based on net asset value	7.58	%(d)	16.99%	(15.46)%	38.34%	1.13%	4.09%

Ratios to Average Net Assets(e)
Total expenses	0.82	%(f)	0.98%	1.00%	1.13%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed	0.66	%(f)	0.66%	0.66%	0.66%	0.66%	0.66%

Net investment income	1.06	%(f)	1.81%	1.45%	1.04%	1.53%	1.98%

Supplemental Data
Net assets, end of period (000)	$42,700		$56,522	$49,643	$56,800	$12,108	$10,625

Portfolio turnover rate		67%	102%	136%	311%	182%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$19.51		$17.05	$24.24	$18.33	$18.52	$18.60

Net investment income(a)	0.05		0.22	0.18	0.10	0.18	0.21
Net realized and unrealized gain (loss)	1.37		2.53	(3.33)	6.65	(0.06)	0.37

Net increase (decrease) from investment operations	1.42		2.75	(3.15)	6.75	0.12	0.58

Distributions(b)
From net investment income		(0.32)	(0.29)	(0.21)	(0.22)	(0.31)	(0.22)
From net realized gain	—		—	(3.83)	(0.62)	—	(0.44)

Total distributions		(0.32)	(0.29)	(4.04)	(0.84)	(0.31)	(0.66)

Net asset value, end of period	$20.61		$19.51	$17.05	$24.24	$18.33	$18.52

Total Return(c)
Based on net asset value	7.33	%(d)	16.34%	(15.94)%	37.52%	0.58%	3.52%

Ratios to Average Net Assets(e)
Total expenses	1.58	%(f)	1.76%	1.82%	1.79%	1.77%	1.79%

Total expenses after fees waived and/or reimbursed	1.21	%(f)	1.21%	1.21%	1.21%	1.21%	1.22%

Net investment income	0.53	%(f)	1.25%	0.85%	0.45%	0.98%	1.18%

Supplemental Data
Net assets, end of period (000)	$2,624		$2,283	$2,506	$3,996	$4,313	$10,407

Portfolio turnover rate		67%	102%	136%	311%	182%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$19.23		$14.70	$20.34	$14.31	$14.40	$15.06

Net investment income (loss)(a)		(0.02)	0.24	0.13	0.03	0.02	0.13
Net realized and unrealized gain (loss)	0.43		4.41	(5.77)	6.00	(0.04)	(0.45)

Net increase (decrease) from investment operations	0.41		4.65	(5.64)	6.03	(0.02)	(0.32)

Distributions from net investment income(b)		(0.24)	(0.12)	—	—	(0.07)	(0.34)

Net asset value, end of period	$19.40		$19.23	$14.70	$20.34	$14.31	$14.40

Total Return(c)
Based on net asset value	2.17	%(d)	31.80%	(27.73)%	42.14%	(0.17)%	(1.77)%

Ratios to Average Net Assets(e)
Total expenses	1.23	%(f)(g)	1.48%	1.17%	1.18%	1.24%	1.23%

Total expenses after fees waived and/or reimbursed	1.08	%(f)(g)	1.31%	1.10%	1.12%	1.18%	1.17%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.04	%(f)	1.04%	1.09%	1.12%	1.18%	1.17%

Net investment income (loss)	(0.18	)%(f)	1.43%	0.65%	0.19%	0.14%	0.92%

Supplemental Data
Net assets, end of period (000)	$33,181		$34,272	$25,025	$81,809	$26,476	$33,178

Portfolio turnover rate		18%	37%	42%	26%	39%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Professional fees were not annualized in the calculation of the expense ratios. If this expenses was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.12%, respectively.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19

Net asset value, beginning of period	$18.80		$14.37	$19.93	$14.05	$14.11		$14.78

Net investment income (loss)(a)		(0.04)	0.18	0.09	(0.01)	(0.00	)(b)	0.08
Net realized and unrealized gain (loss)	0.41		4.33	(5.65)	5.89	(0.04)		(0.44)

Net increase (decrease) from investment operations	0.37		4.51	(5.56)	5.88	(0.04)		(0.36)

Distributions from net investment income(c)		(0.22)	(0.08)	—	—	(0.02)		(0.31)

Net asset value, end of period	$18.95		$18.80	$14.37	$19.93	$14.05		$14.11

Total Return(d)
Based on net asset value	1.99	%(e)	31.49%	(27.90)%	41.85%	(0.30)%		(2.08)%

Ratios to Average Net Assets(f)
Total expenses	1.46	%(g)(h)	1.71%	1.40%	1.39%	1.40%		1.45%

Total expenses after fees waived and/or reimbursed	1.33	%(g)(h)	1.56%	1.33%	1.33%	1.34%		1.39%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.29	%(g)	1.29%	1.32%	1.33%	1.34%		1.39%

Net investment income (loss)	(0.42	)%(g)	1.07%	0.48%	(0.03)%	(0.01)%		0.56%

Supplemental Data
Net assets, end of period (000)	$70,024		$71,692	$59,981	$87,462	$65,887		$78,418

Portfolio turnover rate		18%	37%	42%	26%	39%		153%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Professional fees were not annualized in the calculation of the expense ratios. If this expenses was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.50% and 1.37%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$12.73		$9.76	$13.63	$9.68	$9.79	$10.36

Net investment income (loss)(a)		(0.07)	0.04	(0.06)	(0.10)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.28		2.93	(3.81)	4.05	(0.03)	(0.31)

Net increase (decrease) from investment operations	0.21		2.97	(3.87)	3.95	(0.11)	(0.33)

Distributions from net investment income(b)		(0.18)	—	—	—	—	(0.24)

Net asset value, end of period	$12.76		$12.73	$9.76	$13.63	$9.68	$9.79

Total Return(c)
Based on net asset value	1.68	%(d)	30.43%	(28.39)%	40.81%	(1.12)%	(2.82)%

Ratios to Average Net Assets(e)
Total expenses	2.16	%(f)(g)	2.44%	2.17%	2.17%	2.19%	2.20%

Total expenses after fees waived and/or reimbursed	2.07	%(f)(g)	2.32%	2.10%	2.11%	2.13%	2.14%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	2.04	%(f)	2.02%	2.09%	2.11%	2.13%	2.14%

Net investment income (loss)	(1.13	)%(f)	0.36%	(0.45)%	(0.86)%	(0.85)%	(0.17)%

Supplemental Data
Net assets, end of period (000)	$1,077		$1,267	$1,055	$2,451	$3,088	$4,179

Portfolio turnover rate		18%	37%	42%	26%	39%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Professional fees were not annualized in the calculation of the expense ratios. If this expenses was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.20% and 2.11%, respectively.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class K

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$19.19		$14.69	$20.30	$14.26	$14.34	$15.08

Net investment income (loss)(a)		(0.01)	0.23	0.16	0.06	0.03	0.14
Net realized and unrealized gain (loss)	0.43		4.42	(5.77)	5.98	(0.02)	(0.46)

Net increase (decrease) from investment operations	0.42		4.65	(5.61)	6.04	0.01	(0.32)

Distributions from net investment income(b)		(0.25)	(0.15)	—	—	(0.09)	(0.42)

Net asset value, end of period	$19.36		$19.19	$14.69	$20.30	$14.26	$14.34

Total Return(c)
Based on net asset value	2.20	%(d)	31.81%	(27.64)%	42.36%	0.03%	(1.70)%

Ratios to Average Net Assets(e)
Total expenses	1.12	%(f)(g)	1.37%	1.08%	1.04%	1.06%	1.11%

Total expenses after fees waived and/or reimbursed	1.03	%(f)(g)	1.25%	1.01%	0.98%	1.00%	1.05%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.99	%(f)	0.99%	1.00%	0.98%	1.00%	1.05%

Net investment income (loss)	(0.14	)%(f)	1.40%	0.83%	0.34%	0.18%	1.00%

Supplemental Data
Net assets, end of period (000)	$1,556		$1,098	$886	$860	$601	$710

Portfolio turnover rate		18%	37%	42%	26%	39%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Professional fees were not annualized in the calculation of the expense ratios. If this expenses was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.16% and 1.07%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$13.91		$10.61	$14.79	$10.46	$10.54	$11.14

Net investment income (loss)(a)		(0.04)	0.12	(0.06)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.30		3.18	(4.12)	4.37	(0.04)	(0.33)

Net increase (decrease) from investment operations	0.26		3.30	(4.18)	4.33	(0.08)	(0.34)

Distributions from net investment income(b)		(0.21)	—	—	—	—	(0.26)

Net asset value, end of period	$13.96		$13.91	$10.61	$14.79	$10.46	$10.54

Total Return(c)
Based on net asset value	1.89	%(d)	31.10%	(28.26)%	41.40%	(0.76)%	(2.66)%

Ratios to Average Net Assets(e)
Total expenses	1.89	%(f)(g)	2.20%	1.91%	1.73%	1.87%	2.07%

Total expenses after fees waived and/or reimbursed	1.57	%(f)(g)	1.82%	1.84%	1.67%	1.81%	2.01%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.54	%(f)	1.54%	1.83%	1.67%	1.81%	2.01%

Net investment income (loss)	(0.66	)%(f)	0.96%	(0.41)%	(0.32)%	(0.42)%	(0.07)%

Supplemental Data
Net assets, end of period (000)	$270		$279	$195	$471	$359	$363

Portfolio turnover rate		18%	37%	42%	26%	39%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Professional fees were not annualized in the calculation of the expense ratios. If this expenses was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.93% and 1.61%, respectively.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage Global Fund, Inc.	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage Global	EuroFund

First $1 billion	0.66%	0.75%
$1 billion — $3 billion	0.62	0.71
$3 billion — $5 billion	0.59	0.68
$5 billion — $10 billion	0.57	0.65
Greater than $10 billion	0.56	0.64

With respect to EuroFund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by EuroFund to the Manager.

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Notes to Financial Statements (unaudited) (continued)

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage Global	$331,748	$12,617	$5,922	$ 350,287
EuroFund	84,346	5,499	668	90,513

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$184	$4,186	$367	$59	$31	$ 4,827
EuroFund	738	1,598	33	9	9	2,387

For the six months ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$40,010	$246,717	$3,377	$1,810	$3,109	$ 295,023
EuroFund	21,075	39,281	339	144	388	61,227

Other Fees: For the six months ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Advantage Global	$ 764
EuroFund	197

For the six months ended December 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor C

Advantage Global	$ 6

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$ 2,399
EuroFund	173

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

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Notes to Financial Statements (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage Global	0.71%	0.96%	1.71%	0.66%	1.21%
EuroFund	1.04	1.29	2.04	0.99	1.54

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2023, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$ 286,028
EuroFund	35,408

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the six months ended December 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$26,133	$180,368	$2,746	$1,810	$2,517	$213,574
EuroFund	13,088	22,411	87	143	322	36,051

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended December 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage Global	$345
EuroFund	20

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. EuroFund is currently permitted to borrow under the Interfund Lending Program. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements (unaudited) (continued)

During the period ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Advantage Global	$20,016,625	$32,480,954	$3,191,127
EuroFund	—	308,381	(12,617)

7.	PURCHASES AND SALES

For the six months ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Advantage Global	$247,378,536	$284,954,263
EuroFund	18,398,365	24,294,320

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards

Advantage Global	$(17,116,281)
EuroFund	(17,325,944)

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage Global	$307,895,050	$80,730,433	$(9,591,746)	$71,138,687
EuroFund	74,824,174	33,474,865	(1,516,105)	31,958,760

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2023, the Funds did not borrow under the credit agreement.

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Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

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Notes to Financial Statements (unaudited) (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/23		Year Ended 06/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Advantage Global
Institutional
Shares sold	106,752	$2,550,047	256,079	$5,503,523
Shares issued in reinvestment of distributions	31,725	771,536	45,991	990,316
Shares redeemed	(180,421)	(4,279,892)	(946,488)	(20,364,108)

	(41,944)	$(958,309)	(644,418)	$(13,870,269)

Investor A
Shares sold	188,271	$4,176,852	961,713	$18,916,124
Shares issued in reinvestment of distributions	153,413	3,487,061	208,061	4,180,976
Shares redeemed	(1,108,367)	(24,634,194)	(2,448,975)	(49,850,265)

	(766,683)	$(16,970,281)	(1,279,201)	$(26,753,165)

Investor C
Shares sold	12,049	$206,360	36,310	$595,928
Shares issued in reinvestment of distributions	2,228	39,498	2,494	38,913
Shares redeemed and automatic conversion of shares	(26,275)	(461,304)	(137,392)	(2,192,980)

	(11,998)	$(215,446)	(98,588)	$(1,558,139)

Class K
Shares sold	55,535	$1,323,754	368,871	$8,218,955
Shares issued in reinvestment of distributions	25,497	620,100	42,395	912,633
Shares redeemed	(764,013)	(17,362,479)	(431,520)	(9,151,527)

	(682,981)	$(15,418,625)	(20,254)	$(19,939)

Class R
Shares sold	26,014	$507,864	13,008	$228,457
Shares issued in reinvestment of distributions	2,008	39,975	2,061	36,383
Shares redeemed	(17,720)	(343,951)	(45,027)	(769,474)

	10,302	$203,888	(29,958)	$(504,634)

	(1,493,304)	$(33,358,773)	(2,072,419)	$(42,706,146)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 12/31/23		Year Ended 06/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

EuroFund
Institutional
Shares sold	85,626	$1,654,125	285,373	$5,270,145
Shares issued in reinvestment of distributions	19,124	360,680	10,533	173,479
Shares redeemed	(176,603)	(3,300,824)	(215,528)	(3,654,878)

	(71,853)	$(1,286,019)	80,378	$1,788,746

Investor A
Shares sold	35,614	$647,853	125,307	$2,160,703
Shares issued in reinvestment of distributions	35,616	656,401	16,327	263,187
Shares redeemed	(191,288)	(3,430,857)	(500,516)	(8,150,313)

	(120,058)	$(2,126,603)	(358,882)	$(5,726,423)

Investor C
Shares sold	636	$7,953	35,455	$388,635
Shares issued in reinvestment of distributions	1,222	15,161	—	—
Shares redeemed and automatic conversion of shares	(16,909)	(206,602)	(44,073)	(514,401)

	(15,051)	$(183,488)	(8,618)	$(125,766)

Class K
Shares sold	31,199	$553,904	17,347	$311,617
Shares issued in reinvestment of distributions	818	15,389	320	5,256
Shares redeemed	(8,837)	(157,245)	(20,786)	(337,462)

	23,180	$412,048	(3,119)	$(20,589)

Class R
Shares sold	1,474	$19,806	4,503	$56,785
Shares issued in reinvestment of distributions	290	3,942	—	—
Shares redeemed	(2,510)	(30,275)	(2,867)	(32,520)

	(746)	$(6,527)	1,636	$24,265

	(184,528)	$(3,190,589)	(288,605)	$(4,059,767)

As of December 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 12,070 Class K Shares of EuroFund.

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

EuroFund is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Funds’ liquidity risk.

The Board of Directors (the “Board”) of the Funds, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	45

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02114

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock EuroFund.

A D D I T I O N A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-12/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date: February 23, 2024

3